Exhibit 10.16.34+

TERRITORY LICENSE NO. 10
Quick Reference Title:	[*****] Navigation Applications
Pursuant to the Data License Agreement between HERE and Client dated as of the effective date identified therein (“Agreement”), HERE and Client hereby agree to the following additional terms and conditions. For purposes of this TL, “HERE” shall be deemed to also include HERE Europe B.V. and NAVTEQ Korea Co. Ltd., which agree by signing below to be bound by the terms and conditions contained in the Agreement.  This TL shall additionally consist of (i) attachments setting forth the terms and conditions (including pricing) related to the Data for each Territory licensed under this TL and (ii) schedules describing any Additional Content licensed under this TL (each an “Additional Content Schedule”). Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Client:	TELENAV, INC.
Effective Date of Territory License:	The first day of the calendar month in which the last party signs below (the “Effective Date”) (e.g., if the last party signs this TL on May 24th, the Effective Date is May 1st).
Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue until December 31, 2019 (“Expiration Date”), unless terminated as provided in the Agreement (“TL Term”); provided, however, that the TL Term shall extend for Client to fulfill its obligations (i) pursuant to Subscriptions sold by Client prior to the Expiration Date ending [*****] following the date on which the model year of the Identified Vehicle ceases to be in production; and (ii) with respect to compiling Update Copies (“Update Term”).  Notwithstanding the foregoing or anything to the contrary in the Agreement, in the event the TL Term or Update Term conflicts with the Term of the Data License Agreement, the applicable TL Term or Update Term shall control, but only with respect to this specific TL. Within [*****] following such Expiration Date, Client shall notify HERE in writing of the end date of any such Update Term and the number of Subscriptions to be fulfilled during such Update Term.

The exchange of a fully executed TL (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this TL.

Both parties have executed this TL by their duly authorized officers as of the Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Lori Bellows	By: /s/ Michael Strambi
Name: Lori Bellows	Name: Michael Strambi
Title: Director	Title: Chief Financial Officer
Date: 3/15/2016	Date: 3/4/2016

HERE NORTH AMERICA, LLC	HERE EUROPE B.V.
By: /s/ Jeannie Lee Newman	By: /s/ F.M. van Haaren
Name: Jeannie Lee Newman	Name: F.M. van Haaren
Title: Senior Legal Counsel	Title: Managing Director
Date: 3/15/2016	Date: 14 Mar, 2016
HERE SOLUTIONS KOREA CO. LTD.	HERE EUROPE B.V.
By: /s/ Lori Bellows	By: /s/ P.W.A.M van Hulzen
Name: Lori Bellows	Name: P.W.A.M van Hulzen
Title: Director	Title: Sr. Mgr. Product Release
Date: 3/15/2016	Date: 14 Mar, 2016

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

TERMS AND CONDITIONS

I.	Territories.

☒	North America Territory –United States (including Puerto Rico, and US Virgin Islands), Canada and Mexico

☒
Latin America Territory – (consisting of Brazil, Argentina, Chile, Venezuela, Colombia, Peru, Uruguay, Martinique, Guadeloupe, French Guiana, Cayman Islands, The Bahamas, Costa Rica, Panama, Paraguay, and Aruba)

☒	India

☒	South Korea

☒	Taiwan

☒	Southeast Asia Territory – (consisting of Vietnam, Thailand, Philippines, Singapore, Malaysia, Indonesia, and Brunei)

☒	Australia/New Zealand

☒	Israel

☒	Africa Territory – (consisting of Botswana, Egypt, Kenya, Lesotho, Morocco, Namibia, South Africa, and Swaziland)

☒	Middle East Territory – (consisting of Bahrain, Jordan, Kazakhstan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, and Saudi Arabia)

☒	Turkey

☒	Europe Territory, consisting of:

•	Eastern Europe

•	Western Europe
“Eastern Europe” means the following countries: Albania, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, and Ukraine.
“Western Europe” means the following countries: Andorra, Austria, Belgium, Denmark, Eire (Republic of Ireland), Faroe Islands, Finland, France, Germany, Gibraltar, Greece, Greenland, Guernsey, Iceland, Italy/Vatican City, Jersey, Liechtenstein, Luxembourg, Malta, Man, Monaco, Norway, Portugal, San Marino, Spain, Sweden, Switzerland, The Netherlands, and United Kingdom.

II.	Data
The Data for each Territory consists of (i) Base Map Data and (ii) any Additional Content, and (iii) Add-Ons, each as further described below. HERE shall make available to Client the Data for those countries in the Territory that have been generally released by HERE as of the Effective Date of this TL as well as updated versions of the Data made available by HERE during the TL Term for use in the type of Applications authorized hereunder. Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by HERE following completion. Client may request that HERE deliver Data to Client for additional countries in the Territory that are generally released by HERE during the TL Term and HERE shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from HERE, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.
Base Map Data. “Base Map Data” means, as it relates to any particular country, the standard geographic map data (i.e., not including Additional Content) as and when generally released for commercial use by HERE for such country or portion thereof and which is referred to (and further described) in the applicable standard product documentation provided by HERE as the “Base Map” for that country or portion thereof. For purposes of determining which features and attributes are deemed to be “Base Map Data” and covered by the per Subscription Fees in Exhibit D, a description of such features and attributes is set forth in the then-current Attribute Overview and Usage Guide (or equivalent document) made available to Client as part of the Customer Technical Reference Guide. HERE may update the list of features and attributes included in “Base Map Data” but shall not reclassify any “Base” attributes as “Premium”. In the event that HERE violates the foregoing, Client shall have the right to continue using such attribute as part of the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

“Base Map Data” licensed hereunder and shall not be obligated to pay any incremental amount associated with such use for the duration of the TL Term.

B.
Additional Content. “Additional Content” means Data licensed under this TL in addition to Base Map Data (as defined above) as such Data is further described at the URL http://corporate.navteq.com/additional_content_descriptions.html. Additional Content shall be subject to the terms and conditions in such URL and the applicable fees described in Section V(A) below. HERE reserves the right to discontinue Additional Content upon reasonable notice to Client and [*****]; provided, however, subject to HERE’s rights under its supplier agreements, that the last releases provided by HERE to Client of any discontinued Additional Content may be included in any Copies distributed thereafter. For sake of clarity, Client may continue to include discontinued Additional Content in Copies previously distributed prior to receipt of notice from HERE of such discontinuation. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

C.
Add-Ons. “Add-Ons” means additional content generally released by HERE from time to time for which HERE does not charge, in its sole discretion, additional license fees. HERE shall be under no obligation to release such Additional Content.

III.     Application.
Applications licensed under this TL shall consist solely of (i) Route Guidance Applications, and (ii) [*****] Route Guidance Applications; developed by or for Client and sold or otherwise distributed to [*****] for installation in the automotive head-unit or in-dash navigation system of [*****] Identified Vehicles sold or leased in the Territories specified herein, each as further described below:

A.
A “Route Guidance Application” means a [*****] that may include [*****] and that uses Data solely to provide information solely in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and (c) positioning. For sake of clarity, Route Guidance Applications may not be capable of determining an Electronic Horizon and/or enabling [*****] functionality.

B.
A “[*****] Route Guidance Application” means a [*****] that may include [*****] and that uses Data solely to provide information solely in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, (c) positioning and (d) being capable of determining an [*****] and/or enabling [*****] functionality. “[*****]” means functionality that enables a [*****] Route Guidance Application for, or in connection with, any systems or functions for [*****] control of vehicle behavior, including, for example, systems or functions for the control of vehicle [*****] and [*****].

The Applications shall not include Excluded Applications. In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.
IV.     Licensed Use. Use of the Data is limited to:

A.
Compiling any portion of the Data (“Compiled Data”) into Client’s own proprietary data format (which shall not include third party or public domain formats, unless otherwise mutually agreed upon between the parties) and, using the most current version of Data delivered by HERE to Client (except as otherwise required by [*****]’s and Client’s development schedule), making copies of the Compiled Data for any portion of a single Territory either stored on physical storage media or in the form of electronic files suitable for transmission to an End-User for storage on physical storage media possessed by the End-User (collectively, “Copies”);

B.
Distributing such Copies of Compiled Data to [*****] or a third party designated by [*****] (including HERE) for further distribution to End-Users (in the case of electronic files by transmitting and storing the same directly onto the physical storage media possessed by the End-User), solely for the End-Users’ own internal business and personal use with the Application. Client shall use commercially reasonable efforts to enforce the terms and conditions of its distribution agreement with [*****] and/or a third party designated by [*****], which shall include the obligation for [*****] and/or a third party designated by [*****] to comply with the applicable terms and conditions set forth herein. Notwithstanding the foregoing, the Compiled Data may not be distributed to any HERE competitor, including [*****]. For sake of clarity, the foregoing restriction shall not restrict employees of a HERE competitor, including [*****], from using the Data in Applications licensed to such employees for their personal use;

C.
Storing the Compiled Data on one or more internal servers possessed or otherwise controlled by Client solely to provide information for Applications licensed hereunder solely for the End-Users’ own internal business and personal use with Applications, provided that Client may not enable access to, or provide, any updated or more recent versions of the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

Compiled Data to any End-User unless a current (i.e., unexpired) Subscription is in place with such End-User. For sake of clarity, an End-User may only receive information derived from the Compiled Data in connection with an Application solely for the duration of the Subscription period for such Application.

D.
Storing a limited cache of Destination/Waypoint data solely as a list of “Favorites” or “Recents” for individual End-Users on one or more internal servers possessed or otherwise controlled by Client or [*****] in accordance with Section VII(D) below.

E.
For sake of clarity, notwithstanding anything to the contrary under this TL, Client’s rights herein are limited solely to production and distribution of Compiled Data to [*****] and/or any [*****] designated third party. Client shall not distribute, provide or otherwise make available any [*****] to any End-User under this TL. Such [*****] may only be distributed, provided or otherwise made available to an End User through [*****] or a [*****] designated third party; provided that such End-User has entered into a Subscription or has otherwise paid the per Copy fee for such [*****].

V.     Fees to HERE.

A.
License Fees. License fees hereunder consist of the per Copy fees applicable to use of the Data for the applicable Territory for each Application specified herein (“License Fees”), combined with the amounts due for any Additional Content that is made accessible for use in such Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit D reflects the total amount due to HERE for each Copy, after combining the License Fees and the applicable Additional Content Fees (collectively, the “License Fees”). For sake of clarity, the License Fees per Copy shall include the $[*****] for use of the [*****], subject to the terms and conditions of that [*****], made by and between Client and [*****], dated [*****], and shall be paid to HERE in accordance with this TL, in connection with the [*****] Route Guidance Applications, regardless of whether [*****] functionality within such Application is activated or not activated by [*****].

B.
License Fee Reports & Due Dates. Notwithstanding anything to the contrary under Section 5.8 of the Agreement, License Fee reports specifying (i) the number of Copies distributed; (ii) compilation version of such Copies and (iii) a non-binding forecast of Copies to be distributed during the [*****] months following such reporting period, in each calendar month are due by the [*****] day after the end of the month for which the report is provided (e.g., for Copies distributed in January 2015, the License Fee report is due by [*****]). Following receipt of such report, HERE shall invoice Client for the amounts due. Client shall pay the License Fees as specified under Exhibit D by the [*****] day of the [*****] month following the month for which the License Fee report is provided (e.g., for Copies distributed in January 2015, the License Fee report is due by [*****], and payment is due by [*****]).

C.	[*****] Units

a.
[*****] Units. Subject to the terms and conditions herein, HERE shall waive the License Fees for units distributed to [*****] for [*****]of [*****] Units (the “[*****] Units”), provided that (i) the total number of [*****] Units in the aggregate do not exceed [*****] of the average [*****] number of Copies that are distributed in the immediately prior [*****] month period in which a change is made to Compiled Data in [*****] that are released to a [*****](e.g., [*****]) and (ii) such [*****] Units use the next version of the Compiled Data in such updated [*****]. [*****] Units must be reported within [*****] days of a change in Compiled Data for such unit.

b.
[*****] Units. Subject to the terms and conditions herein, HERE shall waive the License Fees for units distributed to [*****] for [*****] of [*****] Units (the “[*****] Units”), provided that (i) the total number of [*****] Units in the aggregate do not exceed [*****]of the average [*****] number of Copies distributed in the immediately prior [*****]month period; and (ii) the [*****] Units use a the same version of the Compiled Data in such[*****] Unit.

c.
Notwithstanding the foregoing, HERE will waive such License Fees for [*****] Units provided that Client: (i) report all [*****] Units according to each such unit’s Compiled Data version; (ii) include [*****] in the License Fee report (e.g., separate line items for [*****] for [*****] Units, [*****] for [*****] Units and [*****]for [*****] Units); (iii) provides written certification of the [*****] or [*****] of any [*****]Unit or [*****] Unit. HERE may audit Client records to confirm compliance with this Section V(C) in accordance with Section VII(A) of this TL.

1.	“[*****] Unit” means a Client [*****] unit that has not been distributed by [*****] to an End-User that [*****] returns to Client for [*****] with the next version that uses the Compiled Data.

2.
“[*****] Unit” means a Client [*****] unit that [*****] deems to be [*****]and is returned to Client by [*****] for [*****] with the same version that uses the Compiled Data. For sake of clarity, any [*****] Unit that does

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

not include the same version of the Compiled Data that was included in the reported [*****] Unit for such [*****]shall be subject to payment of the License Fees set forth herein, except where the End User has an [*****] at the time of [*****].

3.	“[*****] Units” and “[*****] Units” shall be collectively referred to herein as “[*****] Units.”

D.	Currency. License Fees hereunder shall be paid in U.S. Dollars.
VI.     End-User Terms; Supplier Terms.

A.
In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall comply with the requirements for End User Terms as specified in Exhibit B.

B.	Client shall comply with the third party supplier requirements and restrictions with respect to use of the Data as made available through the HERE B2B Download Center.

C.
Notwithstanding any termination or expiration of the Agreement or this TL, an End-User’s right to use the last version of the Copy of the Compiled Data received by the End-User in connection with the Application under the Agreement and this TL shall continue so long as such End-User’s use of the Application is in compliance with all terms and conditions of Client’s then current end user license agreement for the Application. For sake of clarity, the foregoing right does not include continued access to Data in connection with [*****] that may have been included in the Application.

VII.     Additional Provisions.

A.
Audit. During the TL Term, HERE has the right to audit Client’s records regarding (i) its use of the Data; (ii) the number of Copies and Subscriptions granted for the calculation of license fees; and (iii) information specifying each [*****] to a [*****], [*****] of each[*****], the [*****] of each [*****]and the [*****] of all [*****] as set forth under Section VII(F) below, in accordance with Section 5.9 of the Agreement. With respect to any License Fees reported by Client which are based on third party reports (e.g. Subscriptions reported by [*****]), Client shall use commercially best efforts to require such third party to provide adequate documentation and information for a period covering [*****] years after the applicable payment of License Fees related to such reported amounts to substantiate the methodology used to track Subscriptions and to verify the accuracy of the number reported.

B.
Location Platform Services. Client’s use of HERE APIs to enable the Applications to access certain location platform services made available by HERE are subject to the terms and conditions of the separate agreement for which such APIs are licensed to Client, made by and between Client and HERE.

C.
Third Party Content. Client may not combine, associate, use or layer third party content or data with the Data and/or information or results derived from the Data that is [*****] specified under Attachment 1 to this TL, except solely for the following content, provided that Client provides correct attribution so that the origin of the Data and the origin of the third party content can be reasonably understood:

•
Client may display [*****] and [*****] data with the Data. As used herein, “[*****]” data means the [*****]for [*****] (e.g., [*****]). For purposes of clarity, a [*****]does not include the [*****] (e.g., [*****]).

•	Client may [*****] or [*****] on results derived from the Data.

•	Client may [*****] using the Data.

•	Client may [*****] and [*****] using the Data.

•
For matched third party POI data, Client may [*****] with [*****], provided that Client complies with the following: (i) resulting [*****] may only be used for the Application licensed hereunder (ii) [*****] may not be used to [*****], except for the specific purpose indicated in (i) above, and (iii) any use of [*****] is subject to proper attribution as described herein in sections VI.A. and VII.E.

•	Client may allow End-Users to [*****] from [*****] of POI data.

•
Client may allow other [*****] running on a vehicle to access or update [*****] and/or “[*****]” as defined in Section VII(D) below. In addition, Client may allow such [*****]running on a vehicle solely to send information to the [*****] for purposes of [*****], or [*****], [*****] solely [*****].

D.
Caching. Notwithstanding anything to the contrary contained herein, [*****] shall be allowed to store a limited cache of Destination/Waypoint data for individual End-Users from Compiled Data accessed by such individual End-Users through the Application as a list of “Favorites” (up to [*****] Destination/Waypoints) and/or “Recents” (up to [*****] Destination/Waypoints) on its servers.  The cached Destination/Waypoint data for each individual End-User may be [*****]by such End-User as part of the [*****] in Applications licensed hereunder.  Notwithstanding the foregoing, the cached Destination/Waypoint data shall not be (a) made accessible to applications for purposes other than an individual End-User’s internal business and personal use of the Destination/Waypoint data stored under that end user’s

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

profile or for improving errors or missing data in third-party map data and (b) uploaded or downloaded in bulk (i.e., the data provided must be responsive to an End-User query or action). Caching of an [*****] of “Favorites” and/or “Recents” solely for individual End-Users on a vehicle head-unit is permitted for the [*****] of the vehicle so long as the per Copy License Fees have been paid by Client for such unit. The foregoing shall survive expiration or termination of this TL, notwithstanding anything to the contrary in the Agreement.

E.
HERE Marks and Legends. Client shall include HERE Marks and the applicable HERE copyright notice (as specified in the HERE branding guidance as provided by HERE to Client) and third party copyright and similar notices and legends as specified in the Agreement, the HERE branding guidance and/or otherwise provided by HERE in the Application and/or owner’s manual, or such other placement of the HERE Marks & Legends as may be mutually agreed by the parties, but in all cases subject to [*****]’s requirements.

F.
[*****]. Client may display the entire navigation experience or portions thereof in connection with a licensed Application to the End-User on [*****] or [*****] within a vehicle running such licensed Application.

G.
[*****]. Subject to the terms and conditions set forth herein, in the event an [*****] is [*****] in compliance with [*****]’s [*****], the Subscription in connection with the [*****] may be “[*****]” (i.e., the Subscription period shall be [*****] for either the applicable [*****] or [*****] period) for such [*****] when [*****] to a [*****] and will not be subject to additional charges to Client, provided that:

•	Such [*****] is [*****]within [*****] days of [*****] or [*****] of the [*****] to such End-User;

•	Client reports the number of [*****] that include a [*****] as a separate line item in the License Fee reports in accordance with Section V(B) above; and

•	Client maintains detailed records of [*****] in accordance with Section VII(A) above.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

EXHIBIT A DEFINITIONS
“Application” means each application as defined under Section III of this TL.
“Customer Technical Reference Guide” or “CTRG” means the technical product specifications and documentation that make up the Customer Technical Reference Guide that is made available to Client through the HERE B2B Download Center.
“Destination/Waypoint Delivery” means delivery of latitude/longitude coordinates and street address of a single point of interest or location (“Destination/Waypoint”) as part of an End-User’s destination selection to other Applications licensed hereunder and the delivery of a single Destination/Waypoint and associated name and attribution as part of an End-User’s destination selection for the following categories of [*****] applications: (a) [*****] (and its predecessors); and (b) other [*****] applications in which the only map data used is map data [*****].
“Electronic Horizon” means a HERE proprietary method and system for calculating the most likely path and other feasible paths, based on algorithmic heuristic maneuvering rules, of a vehicle on the road network for some distance ahead (typically 2 to 5 kilometers) and identification of defined hazards and other road data of interest such as slope, curvature, speed limits, intersections, hazard signs and others.
"Excluded Applications" means any use of the Data in a manner not expressly authorized under this TL, including but not limited to use of the Data (i) for or with fleet management, dispatch or similar applications; (ii) for or with geomarketing applications (i.e., an application that analyzes and displays geographic, demographic, census and behavioral data to assist End-Users in understanding and modeling relevant business data and making business decisions, including, without limitation: (a) marketing analysis and segmentation, (b) customer prospecting and analysis, (c) sales territory analysis and definition or (d) distribution network site selection); (iii) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering (except for [*****] Route Guidance Applications); (iv) in rental vehicles or other rental situations except for personal use by an End-User in a vehicle; or (v) for or with a software application involving a predefined set of rules and goals built for End-User participation, focused primarily on competition and/or amusement (“Game”), that uses Data in the operation of the Game.
“HERE B2B Download Center” means the on-line data delivery service made available to Client by HERE on a 24x7 basis (except for downtime due to system maintenance) and through which HERE makes Data and related documentation available for download by Client.
“Identified Vehicle” means a [*****] vehicle, identified by a vehicle identification number (“VIN”) or other unique identifier in which the Application has been installed and/or associated with an End User account for which a Subscription is granted.
“Marketing and Demonstration Subscription” means each grant of the right to, or provision of the capability to, a [*****] to receive [*****] or otherwise access the Data (whether or not such Data is actually received or accessed) in order to market and/or demonstrate Applications to prospective End-Users from the time the Identified Vehicle is shipped from the [*****] manufacturing facility until the earlier of: (i) [*****]; or (ii) [*****] from production.
“[*****]” means [*****] developed by or for Client (including, without limitation, [*****] developed by or for Client and/or [*****] developed by or for Client for use on [*****] devices) distributed to End-Users for their own internal business and personal use, consisting of Data solely for a Territory, which is resident on any [*****] possessed by the End-User solely to provide information to End-Users in text, audio, haptic and/or graphical form. A [*****] may include [*****], subject to an eligible Subscription granted to an End-User.
“[*****]” means a software application developed by or for Client, for use with the [*****], and that is installed on and operates from one or more servers and/or one or more stationary computer terminals connected thereto, controlled and operated by Client, and which Client makes accessible to End-Users through an automated or non-automated interface, solely via [*****] thereto from an Identified Vehicle, for receiving information from and delivering information to End Users of such Identified Vehicle, and incorporates and uses the Data solely to derive and deliver the functionalities specified under the Application, by a communication in the form of either a single file or multiple files containing text, raster image, binary data and/or voice data or an uninterrupted voice communication, to the End-User.
“Subscription” means each grant of the right to, or provision of the capability to, receive [*****] or otherwise access the Data, including any Update Copies, (whether or not such Data is actually received or accessed) through each Application for the Identified Vehicle for an identified period. Without limiting the foregoing, a Subscription shall be deemed to have been granted to an End User if the Application is used, downloaded or otherwise made available to an End-User, except in the case of a Marketing and Demonstration Application Subscription, even if an End-User has not accessed the applicable Application or otherwise assented to End-User Terms required in connection with access to such Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

“Update Copy” means an additional Copy provided to an End-User, containing Data with substantially similar Additional Content and for the same geographic area as contained in a prior Copy provided to such End-User, wherein the Data contained in the Update Copy is updated from the version of Data contained in the most recent, prior Copy distributed to the End-User.
“[*****]” means an [*****] on the [*****] controlled or possessed by Client made accessible through the [*****] of an Application made available to an End-User for the same geographic area as updated from the version of Data contained in the most recent, prior version of the Data made available to an End-User.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

EXHIBIT B END-USER TERMS

In all instances where the Application uses any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of End User terms and shall provide conspicuous notice to End-Users and notify each End-User that their use is subject to the End User terms, prior to such End-User’s use of, or access to any portion of the Data. End-User terms shall, at a minimum, include provisions that:

i.	restrict use of the Data to the End-User's own use for use with the Application;

ii.	prohibit use of the Data with geographic data from competitors of HERE (unless otherwise expressly permitted in writing by HERE);

iii.	prohibit reverse-engineering and archiving of the Data;

iv.	prohibit any export of the Data (or derivative thereof) except in compliance with applicable export laws, rules and regulations;

v.	require the End-User to cease using the Data if End-User fails to comply with the terms and conditions of the End-User terms;

vi.
provide notice to the End-User of the applicable regulatory and third-party supplier restrictions and obligations (including copyright notices), which may be satisfied by including a link to a URL to be hosted by HERE, which is currently contained at https://legal.here.com/terms/general-content-supplier/terms-and-notices/ (or as notified to Customer by HERE);

vii.
provide notice to United States Government End-Users that the Data is a "commercial item", as that term is defined at 48 C.F.R. ("FAR") 2.101, and is licensed in accordance with the End-User terms under which the Data is provided;

viii.	affirmatively disclaim any warranties, express or implied of quality, performance, merchantability, fitness for a particular purpose and non-infringement;

ix.
affirmatively disclaim liability for any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action arising out of the use or possession of the Data; or for any loss of profit, revenue, contracts or savings, or any other direct, indirect, incidental, special or consequential damages arising out of the use of, or inability to use the Data, any defect or inaccuracy in the Data, or the breach of these terms or conditions, whether in an action in contract or tort or based on a warranty, even if Client, HERE or their suppliers have been advised of the possibility of such damages; and

x.	do not make or imply any warranties on behalf of HERE or its data suppliers or provide any right of liability or indemnity against HERE or its data suppliers.

U.S. Government End-Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:
NOTICE OF USE
CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: HERE
CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS:
c/o Nokia, 425 West Randolph Street, Chicago, Illinois 60606
This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.
© 1987 - 20XX HERE – All rights reserved
If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify HERE prior to seeking additional or alternative rights in the Data.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.16.34+

EXHIBIT C

INTENTIONALLY OMITTED

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT D PRICING

Client shall pay HERE the License Fee per Copy as set forth in the applicable tables below for each Application distributed hereunder containing all or any portion of the Data identified in Section 4 below. For sake of clarity, the License Fees shall include the applicable fees for all HERE APIs specified in Section 4 below that are licensed to Client for use in the Applications under the General License Agreement (“HERE Location Platform Services”), dated February 10, 2014, made by and between the parties, as described therein.
1. Fees Per Copy for Route Guidance Applications with [*****]. The following fees per Copy for use of the Data in connection with Route Guidance Applications shall include (i) the Initial Copy; and (ii) a [*****] for [*****] and HERE Traffic (ML). The fees per Copy include access to the HERE dynamic content (i.e., local search, safety camera, parking, fuel prices and weather) (collectively, the “HERE Location Platform Services”) during the Subscription period as licensed between Client and HERE under a separate written agreement. The per Copy fees below are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) [*****]. [*****] included in the Per Copy License Fees shall expire [*****] of the [*****]. Following the end of the [*****] , unless the End-User enters into a renewal (i.e., paid) Subscription for [*****], HERE Traffic (ML) and the HERE Location Platform Services, Client shall promptly terminate End-User’s access to [*****], HERE Traffic (ML) and the HERE Location Platform Services. If the End-User elects to enter into such Subscription, then Client shall pay to HERE the per renewal Subscription fees as mutually agreed to by the parties. If Client elects to provide a Marketing and Demonstration Subscription in connection with a Route Guidance Application, then a surcharge of $[*****] shall be added to the per Copy license fees specified in the tables below. Client shall report such Marketing and Demonstration Subscription as a separate line item in the License Fee reports in accordance with Section V(B) above. For sake of clarity, if Client elects to make Marketing and Demonstration Subscriptions available, then all Identified Vehicles shall include such Marketing and Demonstration Subscriptions.

PER COPY LICENSE FEES
Territory*	[*****] (Start of Production through [*****])	[*****] ([*****] through [*****])	[*****] ([*****] through [*****] and beyond)
North America Territory	$[*****]	$[*****]	$[*****]
Europe Territory	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]
Turkey	$[*****]	$[*****]	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2. Fees Per Copy for [*****] Route Guidance Applications with [*****]. The following fees per Copy for use of the Data in connection with [*****] Route Guidance Applications shall include (i) the Initial Copy; and (ii) a [*****] for [*****] and HERE Traffic (ML). The following per Copy fees include access to the HERE Location Platform Services during the Subscription period. The per Copy fees below are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) [*****]. [*****] included in the Per Copy License Fees shall expire [*****] after date of [*****]. Following the end of the (3) Year initial Subscription, unless the End-User enters into a renewal (i.e., paid) Subscription for [*****], HERE Traffic (ML) and HERE Location Platform Services, Client shall promptly terminate End-User’s access to such [*****], HERE Traffic (ML) and the HERE Location Platform Services. If the End-User elects to enter into such renewal Subscription, then Client shall pay to HERE the per renewal Subscription fees as mutually agreed by the parties. If Client elects to provide a Marketing and Demonstration Subscription in connection with a [*****] Route Guidance Application, then a surcharge of [*****] shall be added to the per Copy license fees specified in the tables below. Client shall report such Marketing and Demonstration Subscriptions as a separate line item in the License Fee reports in accordance with Section V(B) above. For sake of clarity, if Client elects to make Marketing and Demonstration Subscriptions available, then all Identified Vehicles shall include such Marketing and Demonstration Subscriptions.

PER COPY LICENSE FEES
Territory	[*****] (Start of Production through [*****])	[*****] ([*****]through [*****])	[*****] ([*****]through [*****] and beyond)
North America Territory	$[*****]	$[*****]	$[*****]
Europe Territory	$[*****]	$[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3. Fees Per Copy for Route Guidance Application with [*****] [*****]. The following fees per Copy for use of the Data in connection with Route Guidance Applications shall include (i) the Initial Copy; and (ii) a [*****]trial Subscription for HERE Traffic (ML). The following fees per Copy will include access to the HERE Location Platform Services during the [*****]period. The [*****] included in the per Copy License Fees shall expire [*****] after the date of [*****]. Subject to payment of the License Fees set forth below, Client may receive [*****] and HERE Traffic (ML) and enable access to the Location Platform Services for a [*****] (“[*****]”) at no cost to the End-User (“[*****]”); provided that after expiration of the [*****], any subsequent attempt to use the Route Guidance Application will result in a notice to the End-User (“[*****]”). The [*****] shall (i) appear when the End-User attempts to access the Application and (ii) provide the End-User with instructions on how to subscribe for a renewal (i.e., paid) Subscription for [*****], HERE Traffic (ML) and HERE Location Platform Services. Unless the End-User enters into a renewal Subscription for such [*****], HERE Traffic (ML) and HERE Location Platform Services upon termination of the [*****], Client shall promptly terminate End-User’s access to [*****], Traffic ML and Location Platform Services. If the End-User elects to enter into such renewal Subscription, then Client shall pay to HERE the per Subscription fees as mutually agreed to by the parties. Use of the Data during the [*****] shall be restricted to one [*****]. [*****]. Subscription fees per Copy are based on (i) use of the Data, (ii) Territory contained in the Copy and (iii) [*****]. [*****] may only be granted at the time of [*****] by the End-User. If Client elects to provide a Marketing and Demonstration Subscription in connection with a Route Guidance Application, then a surcharge of $[*****] shall be added to the per Copy license fees specified in the tables below. Client shall report such Marketing and Demonstration Subscriptions as a separate line item in the License Fee reports in accordance with Section V(B) above. For sake of clarity, if Client elects to make Marketing and Demonstration Subscriptions available, then all Identified Vehicles shall include such Marketing and Demonstration Subscriptions.

PER COPY LICENSE FEES FOR ROUTE GUIDANCE APPLICATIONS WITH [*****]
Territory*	[*****] (Start of Production through [*****])	[*****] ([*****]through [*****])	[*****] ([*****]through [*****] and beyond)
North America Territory	$[*****]	$[*****]	$[*****]
Europe Territory	$[*****]	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]
Turkey	$[*****]	$[*****]	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4. Data. The Data included in the Copy and any [*****] for each Territory is specified in the table below, subject to terms and conditions set forth herein and the Agreement.

	North America Territory	Latin America Territory	Europe Territory	South Korea	Southeast Asia Territory	Australia New Zealand	Israel	Africa Territory	Middle East Territory	Turkey	India	Taiwan
Base Map	X	X	X	X	X	X	X	X	X	X	X	X
Add-ons	X	X	X	X	X	X	X	X	X	X	X	X

Additional Content:
2D Junction Visuals	X	X	X	X	X	X	X	X	X	X	X	X
3D Landmarks	X	X	X	X	X	X	X	X	X	X	X	X
Australia Good Food Guide						X
Basic 3D City Models	X	X	X	X	X	X	X	X	X	X	X	X
Core POIs	X	X	X	X	X	X	X	X	X	X	X	X
Places Extract	X	X	X	X	X	X	X	X	X	X	X	X
Digital Terrain Model	X	X	X	X	X	X	X	X	X	X	X	X
2D Footprints	X	X	X	X	X	X					X
Extended Listings	X	X	X	X	X	X		X			X	X
Extended Lanes and Lane Markings FC 1-5	X	X	X	X	X	X	X	X	X	X	X	X
Fuel Types	X	X	X			X				X		X
HERE Traffic (ML)	X	X	X	X	X	X		X	X	X	X	X
Lonely Planet	X					X		X	X		X
Merian Scout Travel Guide*			X
Natural Guidance	X	X	X	X	X	X		X	X	X	X	X
Postal Code Boundaries	X	X	X		X	X	X			X	X	X
Postal Code Points	X	X	X		X	X	X			X	X	X
Postal Code Points Great Britain			X
Postal Code Points Netherlands			X
Point Addressing	X	X	X	X	X	X	X	X		X	X	X
Speed Limits FC 1-5	X	X	X	X	X	X	X	X	X	X	X	X
Safety Cameras	X		X	X	X	X	X			X	X	X
Signs, Signals and Warnings	X	X	X	X	X	X	X	X	X	X	X	X
Scenic Routes	X	X
Toll Costs	X	X	X	X	X	X						X
Traffic Patterns	X	X	X		X	X		X	X	X	X	X
Voice Phonetic Transcriptions	X	X	X	X	X	X	X	X	X	X	X
World Map	X	X	X	X	X	X	X	X	X	X	X	X
Supplemental Listings		X	X		X			X			X
Extended Navigation	X		X
HOV Lanes	X		X
Highway Exit POI	X
Actual Address Range	X	X	X		X	X	X	X	X	X	X
Off-Road	X		X			X

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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TMC Codes**	X	X	X	X	X	X		X	X	X	X	X

*Client acknowledges and agrees that Merian Scout Travel Guide Additional Content will be discontinued as of Q4 2015 and no further updates thereto shall be provided by HERE to Client. During the TL Term, Client may use only the most recent version of the Merian Scout Travel Guide Additional Content as provided by HERE to Client until [*****].

**Use of TMC Codes is subject to the following terms and conditions:

•    TMC location codes may not be compatible with any third party traffic services that use the HERE Data and,
•    without limiting any other provision in this Agreement, Client shall not distribute or otherwise make available the TMC location codes to any third party.

[*****] (valid only for [*****]Route Guidance application):
[*****]	X		X
[*****]	X		X
[*****]	X		X

Location Platform Services:
Fuel Prices API	X		X	X	X	X	X			X	X	X
Local Search API	X	X	X	X	X	X	X	X	X	X	X	X
Parking API	X		X
Safety Cameras API	X		X	X	X	X				X	X	X
Weather API	X		X	X	X	X	X			X	X	X

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT E SERVICE LEVEL AGREEMENT FOR HERE TRAFFIC (ML)

1.	SCOPE
In conjunction with signature of TL10 between HERE North America, LLC (“HERE”) and Client dated as of the Effective Date identified therein, HERE and Client hereby agree to the following additional terms and conditions in this Service Level Agreement (“SLA”). This SLA is incorporated into, and forms an integral part of, the TL10. Capitalized terms hereunder shall have the meanings set forth in the Agreement or within the body of this SLA.

This SLA outlines the Service Availability and other metrics applicable to HERE Traffic ML, aka: HALO Delivery Services (“HERE Service(s)”), as made available by HERE. Unless sooner terminated, and provided all fees are and continue to be paid by Client, the term of this SLA shall be the same as the term of the Agreement.

The SLA includes HALO Delivery Services and the hardware, software, and hosting facilities used by HERE to provide HALO Delivery Services. The foregoing excludes failed tests resulting from (i) force majeure events, and (ii) Client’s, and/or End User’s connections between Client’s system and the HALO Delivery Services (including but not limited to the Internet and Client and/or End User devices).

2.	STANDARD SERVICE HOURS
Except as otherwise provided in the Agreement or this SLA, HERE will operate the HERE Service(s) [*****] hours per day, [*****] days per week and [*****] days per year.

3.	REPORTING
HERE will publish or make available a report on a monthly basis, for the preceding calendar month. Countries composed of greater than one table will weight availability based upon the number of tables available relative to the total number of tables within that country for each given measurement.

The report will provide definitive measurement of performance data in regard to the following targets contained within the SLA targets as outlined in the Service Level Targets section.

HERE will use commercially reasonable efforts to provide the above reports within [*****] days following the last calendar day of the previous month.

4.	SERVICE LEVEL TARGETS
The HERE Service(s) Service Level Targets will consist of the following:

Table 1 – Service Level Targets
HERE Service Name	Description	Service Availability Target
HALO Delivery Services	Connected Traffic Feed Service Availability	[*****]% • <[*****] down time for any single outage • <[*****] between any two outages
HALO Delivery Services	Connected Traffic Feed Data Refresh	<[*****] between data refresh/update intervals
HALO Delivery Services	Request – Response Times	<[*****]

If Service Availability falls below the specified Service Level Target above, HERE shall use commercially reasonable efforts to restore Operation.

5.	DENIAL OF SERVICE
HERE will make commercially reasonable efforts to protect its assets and service against Denial of Service (DoS) type of attacks potentially impacting service availability. In the case of large scale DoS or Distributed DoS (DDoS) attack HERE might not be

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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able to maintain the availability of the services at expected level and reserves the right to claim such events as non-SLA impacting events.

6.	INCIDENT MANAGEMENT
The following section describes the definitions and procedures HERE will use in acknowledging, responding to, and resolving Incidents.

6.1.	Network Operations Centre
Network Operations Centre (N.O.C.) is the [*****] operations centre where HERE Service(s) are monitored. The N.O.C. is the first point of contact for all operational issues and is responsible for management of Incidents.

6.2.	Monitoring
HERE will monitor the HERE Service(s) in accordance with the standards and performance specifications detailed in Service Level Targets section and associated with HERE systems (e.g. load balancing) and internal networks (e.g. server communication network) [*****] hours per day, [*****] days a week, [*****] days per year. Any decisions on monitoring, including but not limited to, tool selection is made by HERE at its sole discretion.

6.3.	Incident Number
Incident Number is the unique reference number assigned to an Incident by HERE’s service management system.

6.4.	Incident Ticket
HERE will assign an Incident Ticket with an Incident Number and priority level for reference and coordinating resolution activities.

6.5.	Incident Priority
HERE will assign each Incident an Incident Priority (“Priority”) which will define how HERE will respond to and remediate an Incident. The Priority of an Incident is the combination of Impact and Urgency.

HERE’s prioritisation model is designed to ensure that resources are allocated where it is most needed. Note that the Priority of an Incident may change throughout its duration. For example, a workaround may be provided which reduces the impact of the Incident.

The Priority assigned will be at HERE’s sole reasonable discretion. If the Client believes that events require the Priority to be altered, a request to change the Priority may be made to the N.O.C. The Priority associated with any incident is determined according to the following:

6.5.1.	Priority 1 Incident – Critical
A Priority 1 Incident is characterised as a Here Service(s) wide interruption of the Service Availability that makes a core functionality wholly inaccessible, or an interruption causing a severe impact on the Standard Operation and the urgency of resolution is time critical.

Examples of a Priority 1 incident include:

•	No access to the HERE Service(s)

•	Significant parts of the HERE Services(s) are unusable in accordance with the HERE Service(s) operating guidelines

6.5.2.	Priority 2 Incident – High
A Priority 2 Incident is characterized as a widespread interruption causing a core functionality of the HERE Service(s) Availability to become degraded or interrupted, or causing a moderate impact on the Standard Operation.

An example of a Priority 2 incident is:

•	Significantly limited access to all of the services provided by HERE

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.5.3.	Priority 3 Incident – Medium
A Priority 3 Incident is characterized as a low impact degradation or reduction of non-core functionality of one or more of the Standard Operations of the HERE Service(s) where the urgency is low. Priority 3 Incidents do not materially Impact the Service Availability of the HERE Service(s).

An example of a Priority 3 incident is:

•	Limited functionality of the HERE Service(s) affecting a small number of users

6.5.4.	Service Request
Service Request(s) are formal requests from a Client for an administrative action, for example, a request for information or advice.
Service Requests are excluded from this SLA.

6.6.	Incident Notification and Support Contacts
Each Party will notify the other Party of Incidents in accordance with the terms set out in the SLA.

In the event the Client identifies an Incident, the Client will notify HERE. Upon request, HERE will provide the Client with an Incident Number.

See section 11.1 HERE N.O.C. Contacts for contact information
HERE will provide Incident notifications and status updates to Client for Priority 1 and Priority 2 Incidents only.

6.7.	Incident Response Time
Where the Client notifies HERE of an Incident, the measurement of Incident Response Time, is the difference in time between when the Client notifies HERE (“Notification Time”) and the time HERE responds with an Incident Number as the acknowledgement of the notification to Client’s contact as detailed in Section 11 - Contacts.

Where HERE detects an Incident the Incident Response Time is the time difference between the time the Incident ticket was created and the time HERE sends its first notification to customers.

Acknowledgement is considered when HERE is provided with an Incident Number by its service management system.

6.8.	Incident Resolution
Incident Resolution occurs when the HERE Service(s) are restored to normal platform operation set forth in this SLA.

6.9.	Incident Resolution Time
Incident Resolution Time is considered the elapsed time from the creation for the Incident Ticket to Incident Resolution. Incident Resolution Time will only apply to those services identified in the Service Level Targets section as part of the HERE Service(s).

This time will be taken from the Incident Ticket within the service management tool used by HERE.

6.10.	Incident Management Targets
HERE shall use commercially reasonable efforts to meet the targets for Incident Management in Table 1 – Incident Management Targets below.

Table 1 – Incident Management Targets
Incident Priority	Target Incident Response Target	Target Incident Resolution Time (Median)
Priority 1	[*****]	[*****]
Priority 2	[*****]	[*****]
Priority 3	[*****]	[*****] Applicable to Incidents reported to HERE only

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Target for Incident Resolution Time will be measured as the Median Time to Repair (“M.T.T.R.”). M.T.T.R. will be calculated using the median of all Incident Resolution Times on a monthly basis. In the event of an even number of Incident Resolution Times, the average of the middle two numbers will be selected.

6.11.	Escalation Process
In the event that HERE fails to achieve the above targets, the Client may escalate using the details provided in Section 11.2 HERE Escalation Contacts. The escalation process includes a system for re-classification of reported Incidents for which a target time has been exceeded. The purpose is to ensure that Incidents are handled with due diligence and that the appropriate resources are involved in resolving the Incident in a timely fashion.

7.	CLIENT RESPONSIBILITIES
The following section describes Client’s responsibilities:

7.1.	Incident Notification
The Client agrees to provide all relevant information requested by HERE. They will also provide the appropriate information and resources to assist in the identification and deployment of a workaround.

It is expected that the following information will be provided to HERE by the Client when reporting a potential incident:

▪	Name of the Company

▪	Contact

▪	Contact phone number

▪	Contact email address

▪	Identification of affected HERE Service(s)

▪	Description of the problem

▪	Details of the domain or URL being accessed

▪	Provide HERE with the steps to reproduce

▪	Relevant information regarding the issue being reported e.g. symptoms of the issues, any error messages being given, etc…

If there are any delays in meeting the Incident Management Targets in Table 1 – Incident Management Targets that are caused by Client’s failure to provide information or assistance, the Incident Resolution Time shall be extended for the duration of the delay.

It is the Client’s sole responsibility to provide contact information including, but not limited to, email addresses, contact names, contact roles, and telephone numbers. Additionally Client will ensure that the details provided remain current and that HERE are informed of any changes.

7.2.	Language
All correspondence and communication to HERE must be conducted in English.

8.	CHANGE MANAGEMENT
The following section describes the definitions and procedures HERE will use for the management of Scheduled Maintenance and Emergency Maintenance (collectively, “Maintenance”) on the HERE Service(s).

HERE will use commercially reasonable efforts to coordinate Maintenance to coincide with anticipated periods of lower global usage of the HERE Service(s). HERE will endeavour to keep the HERE Services(s) fully operational during all Maintenance.

8.1.	Scheduled Maintenance
Scheduled Maintenance is defined as any planned modification by HERE that potentially impacts the HERE Service(s).

8.2.	Scheduled Maintenance Notifications
HERE will use commercially reasonable efforts to provide notification of Scheduled Maintenance via email or other means, e.g., SLA Site, at least [*****] days before any Scheduled Maintenance is performed on its systems if the maintenance is reasonably expected to cause any material degradation or drop in Availability below that specified in this SLA.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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HERE shall send Maintenance notifications to the appropriate email address as defined in Table 5 – Client Contacts.

8.3.	Emergency Maintenance
Emergency Maintenance is defined as any unplanned modification by HERE that potentially impacts the HERE Service(s) and is required to restore the HERE Service(s) from an Incident, restore Service Availability in order to meet HERE’s commitments set forth in this agreement or to prevent an Incident from imminently occurring.

8.4.	Emergency Maintenance Notification
In the event HERE requires Emergency Maintenance, HERE will use commercially reasonable efforts to provide as much advance notification as possible and will submit such notification by email or provide notification by other means as reasonably practical.

9.	EXCLUDED MARKETS
The terms of this SLA will not apply to the following markets:

•	South Korea

•	Any other country(ies), region(s) or territory(ies) that is not licensed under the Agreement.

10.	EXCLUDED SERVICES, CONDITIONS, AND EVENTS
For the avoidance of doubt, the following services conditions and events are excluded from the SLA:

•	Any Services in a manner not expressly mentioned under this SLA are excluded from this SLA.

•	Any item not defined as part of the HERE Service(s)

•	Any equipment or functionality, e.g. internet connectivity, which is outside of the sole control of HERE.

•	Incidents created by Client error or omission

•	Any use of HERE Service(s) which does not comply with the HERE specification or the agreement, or both

•	Issues with the Web API monitoring tools used for Service Availability calculation (e.g. Keynote, CatchPoint or similar product) are excluded

•	Force Majeure events

11.	CONTACTS
The following section lists the contacts for both HERE and Client.

11.1.	HERE N.O.C. Contacts
The HERE N.O.C. are the primary point of contact all issues relating to the HERE Service(s)

Table 2 - HERE N.O.C. Contacts
HERE N.O.C.
Phone: [*****] [*****] Email: [*****]
N.O.C. Leadership Team
Phone: [*****] [*****] Email: [*****]
Director of Service Management
Phone: [*****] [*****] Email: [*****] All requests for the Director of Service Management should be addressed through the N.O.C.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.2.	HERE Escalation Contacts

Table 3 – HERE Escalation Contacts
Level	When to Escalate	Contact	Details
0	Reporting of Incident only	HERE N.O.C.	Phone: [*****] [*****] Email: [*****]
1	After Target for Incident Resolution Time has been exceeded by [*****]	N.O.C. Shift Manager	Phone: [*****] [*****] Email: [*****]
2	After Target for Incident Resolution Time has been exceeded by [*****]	Head of Support Operations All requests for the Head of Support Operations should be addressed through the N.O.C.	Phone: [*****] [*****] Email: [*****]
3	After Target for Incident Resolution Time has been exceeded by [*****]	Director of Service Management All requests for the Director of Service Management should be addressed through the N.O.C.	Phone: [*****] [*****] Email: [*****]

11.3.	HERE Change Management Contacts

Table 4 – HERE Change Management Contacts
Contact		Details
HERE Change Management	Email:	[*****]

11.4.	Client N.O.C. Contacts

Table 5 –Client Contacts
Contact		Details
Telenav N.O.C.	Email:	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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12.	DEFINITIONS

Credentials
Username/Password URI credentials will be provided by the operations team as part of Client onboarding.

Incident
Incident is defined as any unplanned interruption or event, excluding Maintenance, which is not part of the Standard Operation of the HERE Service(s) and which causes or may cause an interruption to or reduction in the quality of the HERE Service(s) so that the HERE Service(s) performs below the standards and performance set forth in this Service Level Agreement.

Operational Tests
Operational Test are calls to HERE Service(s) that are properly formatted and are used to ensure that the HERE Service(s) are fully available and operational.

Service Availability
Service Availability means, for each calendar month, the number, expressed as a percentage to the second decimal point, of successful Operational Tests divided by the number of total Operational Tests based HERE production logs, and on commercial grade, Web API monitoring tools (e.g. Keynote, CatchPoint or similar product) deployed by HERE, at an average of, up to, 5 minute intervals, and will be calculated on a per-product, per-country basis. Service Availability will only apply to those services identified in the Service Level Targets section. HERE reserves its right to amend the monitoring methodology as its sole discretion.

For the purpose of clarity, Connected Traffic Feed does not include availability of services or functionalities provided by broadcast partners, including with respect to such partner’s transmission and /or broadcast services

Standard Operation
Standard Operation means the HERE Service(s) is functional and available including functional via/depending on a workaround to intended End Users in accordance with its documentation and applicable specifications outside of Maintenance Window.

ATTACHMENT 1 CORE CONTENT CATEGORIES

Number	Attribute List	Q22013 Content Name (Base Map/Content Name)	Commingling (Core/Open Data Content)	Description
1. Link Attributes
General Attributes
1	[*****]	Base Map	[*****]	[*****]
2	[*****]	Base Map	[*****]	[*****]
3	[*****]	Base Map	[*****]	[*****]
4	[*****]	Base Map	[*****]	[*****]
5	[*****]	Base Map	[*****]	[*****]
6	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
7	[*****]	Base Map	[*****]	[*****]
8	[*****]	Base Map	[*****]	[*****]
9	[*****]	Base Map	[*****]	[*****]
Lane Attributes (10-18)
10	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
11	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
12	[*****]	Base Map	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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13	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
14	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
15	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
16	[*****]	Base Map	[*****]	[*****]
17	[*****]	Base Map	[*****]	[*****]
18	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
19	[*****]	Base Map	[*****]	[*****]
20	[*****]	Parking Restrictions	[*****]	[*****]
21	[*****]	Transit and Pedestrian	[*****]	[*****]
22	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
23	[*****]	Base Map	[*****]	[*****]
24	[*****]	Speed Limits	[*****]	[*****]
25	[*****]	Speed Limits	[*****]	[*****]
26	[*****]	Transit and Pedestrian	[*****]	[*****]
27	[*****]	Base Map	[*****]	[*****]
Access Characteristics
28	[*****]	Base Map	[*****]	[*****]
29	[*****]	Base Map	[*****]	[*****]
30	[*****]	Base Map	[*****]	[*****]
31	[*****]	Base Map	[*****]	[*****]
32	[*****]	Base Map	[*****]	[*****]
33	[*****]	Base Map	[*****]	[*****]
34	[*****]	Base Map	[*****]	[*****]
35	[*****]	Base Map	[*****]	[*****]
36	[*****]	Base Map	[*****]	[*****]
37	[*****]	Base Map	[*****]	[*****]
Display Characteristics
38	[*****]	Base Map	[*****]	[*****]
39	[*****]	Base Map	[*****]	[*****]
40	[*****]	Base Map	[*****]	[*****]
Complex Intersection (41-46)
41	[*****]	Base Map	[*****]	[*****]
42	[*****]	Base Map	[*****]	[*****]
43	[*****]	Base Map	[*****]	[*****]
44	[*****]	Base Map	[*****]	[*****]
45	[*****]	Base Map	[*****]	[*****]
46	[*****]	Base Map	[*****]	[*****]
47	[*****]	Base Map	[*****]	[*****]
48	[*****]	Trucks (Loading Dock Locations)	[*****]	[*****]
49	[*****]	Base Map	[*****]	[*****].
50	[*****]	Base Map	[*****]	[*****]
51	[*****]	Base Map	[*****]	[*****]
52	[*****]	Off-Road	[*****]	[*****]
53	[*****]	Base Map	[*****]	[*****]
54	[*****]	Base Map	[*****]	[*****]
55	[*****]	Base Map	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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56	[*****]	Base Map	[*****]	[*****]
57	[*****]	Base Map	[*****]	[*****]
58	[*****]	Base Map	[*****]	[*****]
59	[*****]	Base Map	[*****]	[*****]
60	[*****]	Signs, Signals & Warnings	[*****]	[*****]
61	[*****]	Base Map	[*****]	[*****]
62	[*****]	Base Map	[*****]	[*****]
63	[*****]	Base Map	[*****]	[*****]
64	[*****]	Base Map	[*****]	[*****]
65	[*****]	Base Map	[*****]	[*****]
66	[*****]	Base Map	[*****]	[*****]
67	[*****]	Base Map	[*****]	[*****]
Special Attributes
[*****]
68	[*****]	Enhanced Height & Slope	[*****]	[*****]
69	[*****]	Enhanced Curvature	[*****]	[*****]
70	[*****]	Base Map	[*****]	[*****]
71	[*****]	Enhanced Curvature	[*****]	[*****]
72	[*****]	Enhanced Height & Slope	[*****]	[*****].
73	[*****]	Enhanced Height & Slope	[*****]	[*****]
74	[*****]	Base Map	[*****]	[*****]
75	[*****]	Base Map	[*****]	[*****]
76	[*****]	Base Map	[*****]	[*****]
77	[*****]	Scenic Routes	[*****]	[*****]
78	[*****]	Base Map	[*****]	[*****]
79	[*****]	Trucks	[*****]	[*****]
80	[*****]	Base Map	[*****]	[*****]
81	[*****]	Base Map	[*****]	[*****]
Names/Addresses
82	[*****]	Base Map	[*****]	[*****]
83	[*****]	Base Map	[*****]	[*****]
84	[*****]	Base Map	[*****]	[*****]
85	[*****]	Base Map	[*****]	[*****]
86	[*****]	Base Map	[*****]	[*****]
87	[*****]	Base Map	[*****]	[*****]
88	[*****]	Base Map	[*****]	[*****]
89	[*****]	Base Map	[*****]	[*****]
90	[*****]	Base Map	[*****]	[*****]
91	[*****]	Base Map	[*****]	[*****]
92	[*****]	Base Map	[*****]	[*****]
93	[*****]	Base Map	[*****]	[*****]
Name Status
94	[*****]	Base Map	[*****]	[*****]
95	[*****]	Base Map	[*****]	[*****]
96	[*****]	Base Map	[*****]	[*****]
97	[*****]	Base Map	[*****]	[*****]
98	[*****]	Base Map	[*****]	[*****]
99	[*****]	Scenic Routes	[*****]	[*****]
100	[*****]	Base Map	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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101	[*****]	Base Map	[*****]	[*****]
2. Administrative Areas
102	[*****]	Base Map	[*****]	[*****]
103	[*****]	Base Map	[*****]
104	[*****]	Base Map	[*****]
105	[*****]	Base Map	[*****]
106	[*****]	Base Map	[*****]
107	[*****]	Base Map	[*****]
108	[*****]	Base Map	[*****]
109	[*****]	Base Map	[*****]	[*****]
110	[*****]	Base Map	[*****]	[*****]
111	[*****]	Base Map	[*****]	[*****]
112		Base Map	[*****]	[*****]
113	[*****]	Base Map	[*****]	[*****]
114	[*****]	Base Map	[*****]	[*****]
115	[*****]	Base Map	[*****]	[*****]
116	[*****]	Base Map	[*****]	[*****].
117	[*****]	Base Map	[*****]	[*****]
118	[*****]	Base Map	[*****]	[*****]
119	[*****]	Base Map	[*****]	[*****]
120	[*****]	Base Map	[*****]	[*****]
121	[*****]	Base Map	[*****]	[*****].
122	[*****]	Base Map	[*****]	[*****]
3. Point Features
Point Features
123	[*****]	Trucks (Distance Markers)	[*****]	[*****]
124	[*****]	Base Map	[*****]	[*****]
125	[*****]	Natural Guidance	[*****]	[*****]
126	[*****]	Point Addressing	[*****]	[*****]
127	[*****]	Natural Guidance	[*****]	[*****]
Point Feature Attributes
128	[*****]	Point Addressing	[*****]	[*****]
129	[*****]	Base Map	[*****]	[*****]
130	[*****]	Point Addressing	[*****]	[*****]
131	[*****]	Natural Guidance	[*****]
132	[*****]	Point Addressing	[*****]	[*****]
133	[*****]	Natural Guidance	[*****]	[*****]
134	[*****]	Natural Guidance	[*****]	[*****].
135	[*****]	Natural Guidance	[*****]	[*****]
136	[*****]	Base Map	[*****]	[*****]
137	[*****]	Trucks (Distance Markers)	[*****]	[*****]
138	[*****]	Point Addressing	[*****]	[*****]
139	[*****]	Point Addressing	[*****]	[*****]
140	[*****]	Base Map	[*****]	[*****]
141	[*****]	Point Addressing	[*****]	[*****]
142	[*****]	Natural Guidance	[*****]	[*****]
143	[*****]	Point Addressing	[*****]	[*****]
144	[*****]	Point Addressing	[*****]	[*****]
145	[*****]	Natural Guidance	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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146	[*****]	Natural Guidance	[*****]	[*****]
147	[*****]	Natural Guidance	[*****]	[*****]
148	[*****]	Natural Guidance	[*****]	[*****]
149	[*****]	Natural Guidance	[*****]	[*****]
150	[*****]	Natural Guidance	[*****]	[*****]
151	[*****]	Natural Guidance	[*****]	[*****]
152	[*****]	Natural Guidance	[*****]	[*****]
153	[*****]	Natural Guidance	[*****]	[*****]
4. Points of Interest
154	[*****]	Base Map	[*****]	[*****]
155	[*****]	Base Map	[*****]	[*****]
156	[*****]	Base Map	[*****]	[*****]
157	[*****]	Base Map	[*****]	[*****]
158	[*****]	Base Map	[*****]	[*****]
159	[*****]	Base Map	[*****]	[*****]
160	[*****]	Natural Guidance	[*****]	[*****]
161	[*****]	Base Map	[*****]	[*****]
162	[*****]	Base Map	[*****]	[*****]
163	[*****]	Base Map	[*****]	[*****].
164	[*****]	Base Map	[*****]	[*****]
165	[*****]	Base Map	[*****]	[*****]
166	[*****]	Fuel Types	[*****]	[*****]
167	[*****]	Base Map	[*****]	[*****]
168	[*****]	Base Map	[*****]	[*****]
169	[*****]	Base Map	[*****]	[*****]
170	[*****]	Base Map	[*****]	[*****]
171	[*****]	Base Map	[*****]	[*****]
172	[*****]	Base Map	[*****]	[*****]
173	[*****]	Base Map	[*****]	[*****]
174	[*****]	Base Map	[*****]	[*****]
175	[*****]	Base Map	[*****]	[*****]
176	[*****]	Base Map	[*****]	[*****]
177	[*****]	Base Map	[*****]	[*****]
178	[*****]	Base Map	[*****]	[*****]
179	[*****]	Base Map	[*****]	[*****]
180	[*****]	Base Map	[*****]	[*****]
181	[*****]	Base Map	[*****]	[*****]
182	[*****]	Base Map	[*****]	[*****]
183	[*****]	Base Map	[*****]	[*****]
184	[*****]	Base Map	[*****]	[*****]
185	[*****]	Base Map	[*****]	[*****]
186	[*****]	Base Map	[*****]	[*****]
187	[*****]	Base Map	[*****]	[*****]
188	[*****]	Base Map	[*****]
189	[*****]	Base Map	[*****]	[*****]
190	[*****]	Base Map	[*****]	[*****]
191	[*****]	Base Map	[*****]	[*****]
192	[*****]	Base Map	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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193	[*****]	Base Map	[*****]	[*****]
194	[*****]	Base Map	[*****]	[*****]
195	[*****]	Base Map	[*****]	[*****]
196	[*****]	Base Map	[*****]	[*****]
197	[*****]	Base Map	[*****]	[*****]
198	[*****]	Base Map	[*****]	[*****]
199	[*****]	Base Map	[*****]	[*****]
200	[*****]	Base Map	[*****]	[*****]
201	[*****]	Base Map	[*****]	[*****]
202	[*****]	Base Map	[*****]	[*****]
Additional Attributes (203-210)
203	[*****]	Trucks (Truck POIs)	[*****]	[*****]
204	[*****]	Trucks (Truck POIs)	[*****]	[*****]
205	[*****]	Trucks (Truck POIs)	[*****]	[*****]
206	[*****]	Trucks (Truck POIs)	[*****]	[*****]
207	[*****]	Trucks (Truck POIs)	[*****]	[*****]
208	[*****]	Trucks (Truck POIs)	[*****]	[*****]
209	[*****]	Trucks (Truck POIs)	[*****]	[*****]
210	[*****]	Trucks (Truck POIs)	[*****]	[*****]
5. Signs
211	[*****]	Base Map	[*****]	[*****]
212	[*****]	Base Map	[*****]	[*****].
213	[*****]	Base Map	[*****]	[*****].
214	[*****]	Base Map	[*****]	[*****]
215	[*****]	Base Map	[*****]	[*****]
216	[*****]	Base Map	[*****]	[*****]
217	[*****]	Base Map	[*****]	[*****]
218	[*****]	Base Map	[*****]	[*****]
219	[*****]	Base Map	[*****]	[*****]
6. Land use
Landuse Features
220	[*****]	Base Map	[*****]	[*****]
221	[*****]	Base Map	[*****]	[*****]
222	[*****]	Base Map	[*****]	[*****]
223	[*****]	Base Map	[*****]	[*****]
224	[*****]	Base Map	[*****]	[*****]
225	[*****]	Base Map	[*****]	[*****]
226	[*****]	Base Map	[*****]	[*****]
227	[*****]	Base Map	[*****]	[*****]
228	[*****]	Base Map	[*****]	[*****]
229	[*****]	Base Map	[*****]	[*****]
230	[*****]	Base Map	[*****]	[*****]
231	[*****]	Base Map	[*****]	[*****]
232	[*****]	Base Map	[*****]	[*****]
233	[*****]	Base Map	[*****]	[*****]
234	[*****]	Base Map	[*****]	[*****]
235	[*****]	Base Map	[*****]	[*****]
236	[*****]	Enhanced Elevation Contours	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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237	[*****]	Base Map	[*****]	[*****]
238	[*****]	Base Map	[*****]	[*****]
239	[*****]	Base Map	[*****]	[*****]
240	[*****]	Base Map	[*****]	[*****].
241	[*****]	Base Map	[*****]	[*****]
242	[*****]	Base Map	[*****]	[*****]
243	[*****]	Base Map	[*****]	[*****]
244	[*****]	Base Map	[*****]	[*****]
245	[*****]	Base Map	[*****]	[*****]
246	[*****]	Base Map	[*****]	[*****]
247	[*****]	Base Map	[*****]	[*****]
248	[*****]	Base Map	[*****]	[*****]
249	[*****]	Transit and Pedestrian	[*****]	[*****]
250	[*****]	Base Map	[*****]	[*****]
251	[*****]	Base Map	[*****]	[*****]
252	[*****]	Base Map	[*****]	[*****]
253	[*****]	Base Map	[*****]
254	[*****]	Base Map	[*****]	[*****]
255	[*****]	Base Map	[*****]	[*****]
256	[*****]	Base Map	[*****]	[*****]
257	[*****]	Base Map	[*****]	[*****]
258	[*****]	Base Map	[*****]	[*****]
259	[*****]	Base Map	[*****]	[*****]
260	[*****]	Base Map	[*****]	[*****]
261	[*****]	Base Map	[*****]	[*****]
262	[*****]	Base Map	[*****]	[*****]
263	[*****]	Base Map	[*****]	[*****]
264	[*****]	Base Map	[*****]	[*****]
265	[*****]	Base Map	[*****]	[*****]
266	[*****]	Base Map	[*****]	[*****]
Land use Attributes
267	[*****]	Base Map	[*****]	[*****]
268	[*****]	Base Map	[*****]	[*****]
269	[*****]	Base Map	[*****]	[*****]
270	[*****]	Base Map	[*****]	[*****]
271	[*****]	Base Map	[*****]	[*****]
272	[*****]	Base Map	[*****]	[*****]
273	[*****]	Basic 3D City Models	[*****]	[*****]
274	[*****]	Base Map	[*****]	[*****]
275	[*****]	Base Map	[*****]	[*****]
276	[*****]	Base Map	[*****]	[*****]
277	[*****]	Base Map	[*****]	[*****]
7. Country Attributes
278	[*****]	Base Map	[*****]	[*****]
279	[*****]	Base Map	[*****]	[*****]
280	[*****]	Base Map	[*****]	[*****]
281	[*****]	Base Map	[*****]	[*****]
282	[*****]	Base Map	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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283	[*****]	Base Map	[*****]	[*****]
284	[*****]	Base Map	[*****]	[*****]
285	[*****]	Base Map	[*****]	[*****]
286	[*****]	Base Map	[*****]	[*****]
287	[*****]	Base Map	[*****]	[*****]
288	[*****]	Base Map	[*****]	[*****]
289	[*****]	Base Map	[*****]	[*****]
290	[*****]	Base Map	[*****]	[*****]
291	[*****]	Base Map	[*****]	[*****]
292	[*****]	Base Map	[*****]	[*****]
293	[*****]	Base Map	[*****]	[*****]
8. Node Attributes
294	[*****]	Base Map	[*****]	[*****]
295	[*****]	Base Map	[*****]	[*****]
296	[*****]	Base Map	[*****]	[*****]
297	[*****]	Base Map	[*****]	[*****]
9. Conditions
Condition Type
298	[*****]	Base Map	[*****]	[*****]
299	[*****]	Base Map	[*****]	[*****]
300	[*****]	Base Map	[*****]	[*****]
301	[*****]	Base Map	[*****]	[*****]
302	[*****]	Base Map	[*****]	[*****]
303	[*****]	Base Map	[*****]	[*****]
304	[*****]	Base Map	[*****]	[*****]
305	[*****]	Signs, Signals & Warnings	[*****]	[*****]
306	[*****]	Signs, Signals & Warnings	[*****]	[*****]
307	[*****]	Signs, Signals & Warnings	[*****]	[*****]
308	[*****]	Base Map	[*****]	[*****]
309	[*****]	Base Map	[*****]	[*****]
310	[*****]	Base Map	[*****]	[*****]
311	[*****]	Base Map	[*****]	[*****]
312	[*****]	Base Map	[*****]	[*****]
313	[*****]	Base Map	[*****]	[*****]
314	[*****]	Base Map	[*****]	[*****]
315	[*****]	Base Map	[*****]	[*****]
316	[*****]	Base Map	[*****]	[*****]
317	[*****]	Base Map	[*****]	[*****]
318	[*****]	Base Map	[*****]	[*****]
319	[*****]	Base Map	[*****]	[*****]
320	[*****]	2D Junction Visuals	[*****]	[*****]
321	[*****]	Extended Lanes & Lane Markings	[*****]	[*****]
322	[*****]	Parking Restrictions	[*****]	[*****]
323	[*****]	Parking Restrictions	[*****]	[*****]
324	[*****]	Parking Restrictions	[*****]	[*****]
325	[*****]	Parking Restrictions	[*****]
326	[*****]	Signs, Signals & Warnings	[*****]	[*****]
327	[*****]	Signs, Signals & Warnings	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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328	[*****]	Base Map	[*****]	[*****]
329	[*****]	Base Map	[*****]	[*****]
330	[*****]	Signs, Signals & Warnings	[*****]	[*****]
331	[*****]	Signs, Signals & Warnings	[*****]	[*****]
332	[*****]	Signs, Signals & Warnings	[*****]	[*****]
333	[*****]	Base Map	[*****]	[*****]
334	[*****]	Base Map	[*****]	[*****]
335	[*****]	Base Map	[*****]	[*****]
336	[*****]	Base Map	[*****]	[*****].
337	[*****]	Base Map	[*****]	[*****]
338	[*****]	Speed Limits	[*****]	[*****]
339	[*****]	Base Map	[*****]	[*****]
340	[*****]	Base Map	[*****]
341	[*****]	Base Map	[*****]	[*****]
342	[*****]	Base Map	[*****]	[*****]
343	[*****]	Signs, Signals & Warnings	[*****]	[*****]
344	[*****]	Natural Guidance	[*****]	[*****]
345	[*****]	Signs, Signals & Warnings	[*****]	[*****]
346	[*****]	Signs, Signals & Warnings	[*****]	[*****]
347	[*****]	Signs, Signals & Warnings	[*****]	[*****]
348	[*****]	Signs, Signals & Warnings	[*****]	[*****]
349	[*****]	Signs, Signals & Warnings	[*****]	[*****]
350	[*****]	Signs, Signals & Warnings	[*****]	[*****]
351	[*****]	Signs, Signals & Warnings	[*****]	[*****]
352	[*****]	Signs, Signals & Warnings	[*****]	[*****]
353	[*****]	Signs, Signals & Warnings	[*****]	[*****]
354	[*****]	Signs, Signals & Warnings	[*****]	[*****]
355	[*****]	Signs, Signals & Warnings	[*****]	[*****]
356	[*****]	Natural Guidance	[*****]	[*****]
357	[*****]	Trucks	[*****]	[*****]
358	[*****]	Trucks	[*****]	[*****]
359	[*****]	Trucks	[*****]	[*****]
360	[*****]	Trucks	[*****]	[*****]
361	[*****]	Trucks	[*****]	[*****]
362	[*****]	Trucks	[*****]	[*****]
363	[*****]	Trucks	[*****]	[*****]
364	[*****]	Trucks	[*****]	[*****]
365	[*****]	Trucks	[*****]	[*****]
366	[*****]	Trucks	[*****]	[*****]
367	[*****]	Trucks	[*****]	[*****]
368	[*****]	Trucks	[*****]	[*****]
369	[*****]	Trucks	[*****]	[*****]
370	[*****]	Trucks	[*****]	[*****]
371	[*****]	Trucks	[*****]	[*****]
372	[*****]	Trucks	[*****]	[*****]
373	[*****]	Trucks	[*****]	[*****].
374	[*****]	Trucks	[*****]	[*****]
375	[*****]	Trucks	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 10 ([*****]) PR-00 (Telenav, Inc. 2-16-16 lee/gpd)    PAGE 30 OF 32
(12.12.13hls)    HERE CONFIDENTIAL

376	[*****]	Trucks		[*****]
377	[*****]	Trucks	[*****]	[*****]
378	[*****]	Trucks	[*****]	[*****]
379	[*****]	Trucks	[*****]	[*****]
380	[*****]	Trucks	[*****]	[*****]
381	[*****]	Trucks	[*****]	[*****]
382	[*****]	Trucks	[*****]	[*****]
383	[*****]	Trucks	[*****]	[*****]
384	[*****]	Trucks	[*****]	[*****]
385	[*****]	Trucks	[*****]	[*****]
386	[*****]	Base Map	[*****]	[*****]
387	[*****]	Base Map	[*****]	[*****]
388	[*****]	Base Map	[*****]	[*****]
389	[*****]	Speed Limits	[*****]	[*****]
390	[*****]	Transit and Pedestrian	[*****]	[*****]
391	[*****]	Transit and Pedestrian	[*****]	[*****]
392	[*****]	Transit and Pedestrian	[*****]	[*****]
393	[*****]	Transit and Pedestrian	[*****]	[*****]
Condition Applies To
394	[*****]	Base Map	[*****]	[*****]
395	[*****]	Base Map	[*****]	[*****]
396	[*****]	Base Map	[*****]	[*****]
397	[*****]	Base Map	[*****]	[*****]
398	[*****]	Base Map	[*****]	[*****]
399	[*****]	Base Map	[*****]	[*****]
400	[*****]	Base Map	[*****]	[*****]
401	[*****]	Base Map	[*****]	[*****]
402	[*****]	Base Map	[*****]	[*****]
403	[*****]	Base Map	[*****]	[*****]
General Condition Modifiers
404	[*****]	Base Map	[*****]
Date/Time Modifiers
10. Traffic Attributes
405	[*****]	Base Map	[*****]	[*****]
11. Generalisation Attributes
406	[*****]	Base Map	[*****]	[*****]
407	[*****]	Base Map	[*****]
408	[*****]	Base Map	[*****]
409	[*****]	Base Map	[*****]
410	[*****]	3D Junction Visuals	[*****]	[*****]
12. GDF 3.0 Specific Relationships/Attributes
411	[*****]	Base Map	[*****]	[*****]
412	[*****]	Base Map	[*****]	[*****].
413	[*****]	Base Map	[*****]	[*****]
414	[*****]	Base Map	[*****]	[*****]
415	[*****]	Base Map	[*****]	[*****]
416	[*****]	Base Map	[*****]	[*****]
13. 3D City Models
417	[*****]	Base Map	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 10 ([*****]) PR-00 (Telenav, Inc. 2-16-16 lee/gpd)    PAGE 31 OF 32
(12.12.13hls)    HERE CONFIDENTIAL

418	[*****]	Basic 3D City Models	[*****]	[*****]
419	[*****]	Basic 3D City Models	[*****]	[*****]
420	[*****]	Basic 3D City Models	[*****]	[*****]
421	[*****]	Basic 3D City Models	[*****]	[*****]
14. File Attachment Attributes
422	[*****]	Base Map	[*****]	[*****]
423	[*****]	Base Map	[*****]	[*****]
424	[*****]	Base Map	[*****]	[*****]
425	[*****]	Base Map	[*****]	[*****]
15. Non-Latin Name/Phonetic (Voice) Data Attributes
Non-Latin Name Transliteration
426	[*****]	Base Map	[*****]	[*****]
427	[*****]	Base Map	[*****]	[*****]
428	[*****]	Base Map	[*****]	[*****]
Phonetic (Voice) Transcription
429	[*****]	Voice	[*****]	[*****]
430	[*****]	Voice	[*****]	[*****]
431	[*****]	Voice	[*****]	[*****]
432	[*****]	Voice	[*****]	[*****]
433	[*****]	Voice	[*****]	[*****]
434	[*****]	Voice	[*****]	[*****]
435	[*****]	Voice	[*****]	[*****]
436	[*****]	Voice	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Territory License No. 10 ([*****]) PR-00 (Telenav, Inc. 2-16-16 lee/gpd)    PAGE 32 OF 32
(12.12.13hls)    HERE CONFIDENTIAL